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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 2003
                                                          ---------------------


                             Corrpro Companies, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                      1-12282                       34-1422570
------------------             ---------                      ------------
(State or other                (Commission                  (I.R.S. Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)


       1090 Enterprise Drive, Medina, Ohio                              44256
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (330) 723-5082
                                                     ------------------------



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

         NUMBER   DESCRIPTION
         ------   -----------

         99.1 Press Release issued by Corrpro Companies, Inc., dated July 16, 2003.

ITEM 9.       REGULATION FD DISCLOSURE.

         On July 16, 2003, Corrpro issued a press release announcing the sale of its Asian operations. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.




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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CORRPRO COMPANIES, INC.


Date:  July 17, 2003             By:    /s/ Joseph W. Rog
                                       ----------------------------------
                                       Joseph W. Rog
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                                 By:    /s/ Robert M. Mayer
                                       ----------------------------------
                                       Robert M. Mayer
                                       Senior Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit        Description of Exhibit
-------        ----------------------

99.1           Press Release issued by Corrpro Companies, Inc., dated
               July 16, 2003.